UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): August 10, 2007

GENPACT LIMITED (Exact name of registrant as specified in its charter)

Bermuda	333-142875	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street Hamilton HM, Bermuda
(Address of Principal Executive Offices) (Zip Code) Registrant’s telephone number, including area code: (441) 295-2244
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 10, 2007, Genpact Limited issued a press release announcing that the underwriters of its initial public offering have exercised their previously disclosed option to purchase 5,294,118 common shares from Genpact to cover over-allotments, which will result in an additional $70,041,181.14 of net proceeds to Genpact.  A copy of this press release, attached hereto as Exhibit 1.1, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 1.1	Press release dated August 10, 2007

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: August 10, 2007	By:	/s/ Victor Guaglianone
Name: Victor Guaglianone
Title: Senior Vice President
and General Counsel

EXHIBIT INDEX

Exhibit	Description
1.1	Press release dated August 10, 2007